Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report of Park Sterling Corporation, (the “Company”) on Form 10-K for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Cherry, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2016	By /S/ JAMES C. CHERRY
James C. Cherry
Chief Executive Officer